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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 23, 2002


                          CHARTER COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

                  000-27927                             43-1857213
          (Commission File Number)             (IRS Identification Number)

              12405 Powerscourt Drive
                St. Louis, Missouri                     63131
     (Address of Principal Executive Offices)         (Zip Code)


                                 (314) 965-0555
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER ITEMS.

On July 23, 2002, Charter Communications, Inc. issued a press release relative to its annual shareholders meeting and the keynote address delivered by its President and CEO. A copy of the press release is being filed as Exhibit 99.1 with this report.
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibit

            Press release dated July 23, 2002. *

             *  filed herewith
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CHARTER COMMUNICATIONS, INC.
                         registrant

                         By: /s/ KENT D. KALKWARF
                             --------------------
                             Name:  Kent D. Kalkwarf
                             Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)


Dated: July 24, 2002
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EXHIBIT INDEX

Exhibit
Number         Description

99.1           Press release dated July 23, 2002.